                                                                   EXHIBIT 10.16

                                   Exhibit A

                             ADVERTISER AGREEMENT

Advertiser: 1-800 US Search                         Agency:_____________________

Contact: Nick Matzorkis                             Contact:____________________

Address: 9107 Wilshire Blvd., Suite #700            Address:____________________

City/State: Beverly Hills, CA                       City/State:_________________

Zip: 90210                                          Zip:________________________

Phone: 310-553-7000                                 Phone:______________________

Fax: 310-786-8349                                   Fax:________________________

Email: nick@1800ussearch.com                        Email:______________________
       ---------------------

Start Date:  9/4/98                                 End Date:   9/4/99

     1. These Terms and Conditions represent the "Agreement" between Infoseek and Advertiser. "Advertiser" as used herein means the Advertiser specified on the Insertion Order ("Order") hereto, and its specified Advertising Agency, if any, jointly and severally.

     2. Advertiser is contracting for the display on the Infoseek Internet search and browse service ("Infoseek Service"), on a packaged, rotational, topic-based, keywords, Infoseek Spotlight, and/or Infoseek Ultramatch basis, of an ad banner(s) and/or "Text" Link Statement(s) (collectively "Ad Banner") linked to Advertiser's WWW site ("Link"). Each occurrence of the display of the Ad Banner on the Infoseek Service is referred to herein as an "Impression." Impressions shall be displayed in the quantity and for the duration indicated on the Order attached hereto and by this reference made a part hereof. Any requests by Advertiser for changes to and/or cancellation of any Order must be made in writing by the 15th day of the prior calendar month. If the Advertiser cancels the Order, in whole or in part, additional short rate charges may be due and payable. All Orders are subject to the terms and provisions of Infoseek then-current rate card. Rates and terms are subject to change without notice. Infoseek reserves the right to refuse or cancel any Order, without cause, at any time. All Orders are subject to acceptance by Infoseek. "Infoseek Service" may include a service(s) designated by Infoseek as an additional service and/or successor service thereto.

     3. Advertiser is solely responsible for any legal liability arising out of or relating to (i) the Ad Banner, and/or (ii) any material to which users can link through the Ad Banner. Advertiser represents and warrants to Infoseek, and any entities ("Third Party Entities") to and by whom Ad Banners are delivered for display to users, that it holds the necessary rights to permit the use of Ad Banners by Infoseek for the purpose of this Agreement; and that the use, reproduction, distribution, transmission, or display of Ad Banners, any data regarding users, and any material to which users can link through Ad Banners, will not (a) violate rely criminal laws or any rights of any third parties, including, but not limited to, such violations as infringement or misappropriation of any copyright, patent, trademark, trade secret, music, image, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of


                                       1.



[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

privacy or rights of celebrity, violation of any antidiscrimination law or regulation, or any other right of any person or entity; or (b) contain any material that is: unlawful, harmful, fraudulent, threatening, abusive, harassing, defamatory, vulgar, obscene, profane, hateful, racially, ethnically, or otherwise objectionable, including, without limitation, any material that encourages conduct that would constitute a criminal offense, give rise to civil liability, or otherwise violate any applicable local, state, national or international law. Advertiser agrees to indemnify and to hold Infoseek and Third Party Entities harmless from and against any and all liability, loss, damages, claims, or causes of action, including reasonable legal fees and expenses arising out of or related to (1) Advertiser's breach of any of the foregoing representations and warranties, or (2) any other third party claim with respect thereto. Positioning of the Ad Banner is at the discretion of Infoseek. Infoseek may in its sole discretion refuse or discontinue the use of any Ad Banner that it deems inappropriate.

     4. INFOSEEK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER INCLUDING, WITHOUT LIMITATION, ADVERTISING AND OTHER SERVICES, AND EXPRESSLY DISCLAIMS THE WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR ANY PARTICULAR PURPOSE.

     5. LIMITATION ON DAMAGES: IN NO EVENT WILL INFOSEEK BE LIABLE TO ADVERTISER FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EVEN IF INFOSEEK SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Infoseek's liability for any act, error or omission, regardless of whether the claim is based in contract or tort, shall not exceed the amount paid by Advertiser under the applicable Order.

     6. In the event of nonpayment, Infoseek reserves the right to hold the Advertiser liable for such monies as are due and payable to Infoseek. Infoseek assumes no liability for any omission or delay of any Impression and/or any Ad Banner. No conditions other than those specified in this Agreement shall be binding upon Infoseek unless specifically agreed to by an officer of Infoseek in writing. The waiver of any breach or default of this Agreement will not constitute a waiver of any subsequent breach or default, and will not act to amend or negate the rights of the waiving party.

     7. Force Majeure. Neither party will be liable for delay or default in the performance of its obligations under this Agreement (other than for non-payment by Advertiser) if such delay or default is caused by conditions beyond its reasonable control, including, but not limited to, fire, flood, accident, earthquakes, telecommunications line failures, storm, acts of war, riot, government interference, strikes and/or walk-outs.

     8. No Agency. The parties to this Agreement are independent contractors. Neither party is an agent, representative or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or to incur any obligation or liability of, or to otherwise bind, the other party. This Agreement shall not be interpreted or construed to create an association, joint venture or partnership between the parties or to impose any partnership obligation or liability upon either party.

                                       2.

     9. Assignment: Advertiser may not assign this Agreement, in whole or in part, by operation of law or otherwise, without Infoseek's prior written consent. Any attempt to assign this Agreement in derogation hereof will be null and void.

     10. Governing Law: This Agreement will be governed by and construed in accordance with the laws of the State of California. This Agreement will not be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded. The Superior Court of Santa Clara County and/or the United States District Court for the Northern District of California shall have exclusive jurisdiction and venue over all controversies in connection herewith, end each party hereby consents to such exclusive and personal jurisdiction,

     11. Notice: Any notices under this Agreement will be sent by confirmed facsimile, or nationally recognized express delivery service, or certified or registered mail, return receipt requested, to the address specified above or such other address as the party specifics in writing. Notice by confirmed facsimile or express delivery service will be deemed received and effective upon delivery. Notice by certified or registered mail will be deemed received and effective five (5) days after mailing.

     12. Payment Terms: Applicable payments are due and payable to Infoseek by one of the following payment methods:

______ Cash in Advance/Prepayment

       American Express__________  Visa___________   Mastercard_________________

       Credit Card #___________ Expiration Date_________________________________

       Authorization____________________________________________________________

______ New Advertiser/Advertising Agency requesting net thirty (30) payment terms is subject to credit approval by Infoseek. Please complete credit application for evaluation provided by the Sales Department.

   X   Net 30 days from the beginning of each month in which Impressions are
______
       displayed with pre-approved credit. A two percent (2%) discount applies to payments received by Infoseek net 10 days from the beginning of the month in which Impressions are displayed.

______ Wire Transfer to: For Credit of Infoseek Corporation, Silicon Valley
       Bank, 3003 Tasman Drive, Santa Clara, CA 95054 USA, Account #03505103-70, ABA Routing #121140399.

     13. ENTIRE AGREEMENT: This Agreement and any and all exhibits and attachments are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications, and understandings (both written and oral) regarding such subject matter. Unless otherwise expressly agreed to in writing by Infoseek and Advertiser, any Advertiser insertion order concurrent herewith or subsequently hereto issued by Advertiser to Infoseek shall be deemed an

                                       3.

Order pursuant to and subject to the terms and conditions of this Agreement. The terms and conditions of this Agreement will prevail over any contrary or inconsistent terms in any purchase order or Advertiser insertion order. This Agreement may be modified, and any rights under it waived, only by a written document executed by both parties.

                              ACCEPTED FOR ADVERTISER

                              By:  /s/ Nicholas Matzorkis
                                   --------------------------------------
                                   (Authorized Signature)

                              Printed Name:  Nicholas Matzorkis
                                           ------------------------------
                              Company Name:  800-U.S. SEARCH
                                           ------------------------------
                              Title:  COO and President
                                    -------------------------------------
                              Date:  9/4/98
                                   --------------------------------------

                                       4.

                                                  RENEWAL
     Rep (Field/Inside)  Russell/Osborne      Split?  No
                         -------------------

                            Reservation Number __________     Date:   9/4/98
                                                                    ----------

                                                Acct. Contract Number
                                                                      =========
                                                       Contract Code:
                                                                      =========
Client:    1-800 US Search
          -------------------------------

Start Date:    9/4/98        End Date:  9/14/98   Duration (4 wks):    0.35
            -----------                ---------                     --------

Insertion Order and Posting Instruction - this Insertion Order is subject to the
--------------------------------------------------------------------------------
terms and conditions attached hereto
------------------------------------

Type                 Positioning  Channel  Total 4-Week   %       Total     #  of  4  Total Ordered  Gross    Total     Charges
                                           Impressions         4 week Cost   Weeks     Impressions    CPM   Gross Cost
===============================================================================================================================
Button               Home Page                 [*]       [*]   $   [*]        [*]          [*]       $[*]   $ [*]
-------------------------------------------------------------------------------------------------------------------------------
                                                               $                                            $
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                                                               $                                            $
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

                                                       4 Week Period    Total Contract
                                                     ================   ==============
               Total Impressions                            [*]              [*]
                                                     ----------------   --------------
               Total Gross Rate                          $  [*]         $    [*]
                                                     ----------------   --------------
               Total Net Rate                            $  [*]         $    [*]
                                                     ----------------   --------------

               Total Charge for Impressions              $  [*]         $    [*]        Client Signature:  /s/ Nicholas Matzorkis
                                                     ================   ==============                    ------------------------

--------------------------------------------------------------------------------
Comments/Special Instructions

PLEASE NOTE:  As impressions levels or rates increase, cost is subject to change and contract will be revised accordingly.

Other Billing Instructions:

-------------------------------------------------------------------------------

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    RENEWAL

    Rep (Field/Inside)   Russell/Osborne           Split?  No
                         ---------------------

                            Reservation Number _____________   Date:    9/4/98
                                                                      ---------

                                                 Acct. Contract Number
                                                                       =========
                                                        Contract Code:
                                                                       =========
Client:    1-800 US Search
       --------------------------------
Start Date:    9/4/98          End Date:  9/4/99      Duration (4 wks):   12.00
           -------------                 ---------                       -------


Insertion Order and Posting Instruction - this Insertion Order is subject to
-----------------------------------------------------------------------------
the terms and conditions attached hereto
----------------------------------------

                                         Total 4-Week    %       Total       #  of  4   Total Ordered   Gross    Total

 Type          Positioning    Channel    Impressions            4 week Cost    Weeks     Impressions    CPM     Gross Cost   Charges
====================================================================================================================================
 Static        People and
 Page          Business                      [*]         [*]    $   [*]        [*]       $   [*]       $ [*]    $   [*]
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

                                                ===================     ==============
                                                  4 Week Period         Total Contract
                                                ===================     ==============
          Total Impressions                            [*]                   [*]
                                                -------------------     --------------
          Total Gross Rate                          $  [*]              $    [*]
                                                -------------------     --------------
          Cumulative Frequency Discount            -$  [*]             -$    [*]
                                                -------------------     --------------
          Total Net Rate                            $  [*]              $    [*]
                                                -------------------     --------------
          Total Charge for Impressions              $  [*]              $    [*]        Client Signature:  /s/ Nicholas Matzorkis
                                                ===================     ==============                     ------------------------

--------------------------------------------------------------------------------
Comments/Special Instructions

PLEASE NOTE:  As impressions levels or rates increase, cost is subject to change and contract will be revised accordingly.

Other Billing Instructions:

--------------------------------------------------------------------------------

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.